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                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  November 10, 1997

                      Bay View Securitization Corporation
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              (Exact name of registrant as specified in charter)


         Delaware                        333-16233                93-1225376
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State or other jurisdiction         (Commission File No.)      (I.R.S. Employer
of incorporation or organization                             Identification No.)


         c/o Bay View Bank
        1840 Gateway Drive
      San Mateo, California                                    94404
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Address of principal executive offices                        Zip Code



      Registrant's telephone number, including area code:  (650) 573-7300


     2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7300
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(Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated October 31, 1997


Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                       BAY VIEW 1997 RA-1 AUTO TRUST
                               BY:     BAY VIEW SECURITIZATION CORPORATION
                                       ORIGINATOR OF TRUST



Dated:  November 18, 1997              By:     /s/ David A. Heaberlin
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                                                   David A. Heaberlin
                                                   Treasurer and Chief
                                                    Financial Officer

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